Interactive Data
                                ----------------
                          Financial Times Information
                         100 William Street, 10th Floor
        New York, NY 10038 USA  Tel: (212) 269-6300  Fax: (212) 771-6987



July 21, 2000



Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Guaranteed Series 140:  Post - Effective Amendment No. 2


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-17307, for the referenced Trusts and acknowledge that Interactive Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 140. Subsequently, we hereby consent to the reference of Interactive Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


/s/ Art Brasch
---------------------
Art Brasch
Vice President



733265.1

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July 21, 2000




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Guaranteed Series 145:  Post - Effective Amendment No. 1


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-74097, for the referenced Trusts and acknowledge that Interactive Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 145. Subsequently, we hereby consent to the reference of Interactive Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,

/s/ Art Brasch
---------------------
Art Brasch
Vice President


733265.1